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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 21, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-92995, 333-86195, 333-86043, 33-72066, 33-89442 and 33-93396).

                                                         /s/ Arthur Andersen LLP


New York, New York
June 21, 2000


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